Filed with the U.S. Securities and Exchange Commission on January 27, 2017

1933 Act Registration File No. 333-108394
1940 Act File No. 811-21422

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post‑Effective Amendment No. 101	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 102	☒
(Check appropriate box or boxes.)

Trust for Advised Portfolios
 (Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Numbers, Including Area Code) (626) 914-7385

Christopher E. Kashmerick, President
Trust for Advised Portfolios
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:

Christopher D. Menconi, Esquire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	On January 31, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

P R O S P E C T U S January 31, 2017

Ziegler Floating Rate Fund

Class A	ZFLAX

Class C	ZFLCX

Institutional Class	ZFLIX

A series of Trust for Advised Portfolios (the “Trust”)

The Ziegler Floating Rate Fund seeks total return, comprised of current income and capital appreciation. The Ziegler Floating Rate Fund currently offers three classes of shares. The classes differ only in their ongoing fees and investment eligibility requirements.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Ziegler Floating Rate Fund invests and the services it offers to shareholders.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Table of Contents - Prospectus

Table of Contents - Prospectus

SUMMARY SECTION

Investment Objective
The Ziegler Floating Rate Fund (the “Fund”) seeks total return, comprised of current income and capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Fund. You may qualify for a sales charge waiver if you or your family invest, or agree to invest in the future, at least $1,000,000 in the Fund. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 22 under the heading “Qualifying for a reduced Class A sales charge” and in the Fund’s statement of additional information (“SAI”) on page 27 under the heading “Sales Charge Waivers and Reductions.”

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares or current market value, whichever is less)	1.00%(1)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	None	None
Exchange Fee	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.17%	1.17%	1.20%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.10%	2.85%	1.88%
Less: Fee Waiver and/or Expense Reimbursement	-1.08%	-1.08%	-1.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.02%	1.77%	0.77%

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(1)
Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase.  This charge is waived for certain investors.

(2)
Pursuant to a contractual fee waiver and reimbursement agreement, Ziegler Capital Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) in order to limit the total annual fund operating expenses to 0.99%, 1.74%, and 0.74% of average daily net assets of the Fund’s Class A, Class C, and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least January 31, 2018 and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period; incorporates front-end sales charge)	$525	$955	$1,411	$2,671
Class C (with redemption at end of period)	$280	$781	$1,408	$3,098
Class C (without redemption at end of period)	$180	$781	$1,408	$3,098
Institutional Class (with or without redemption at end of period)	$79	$483	$913	$2,110

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period April 1, 2016 through September 30, 2016, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans, other senior secured floating rate debt instruments, and in other instruments that have economic characteristics similar to such instruments.

A senior secured loan is considered “senior” because in the event of the borrower’s bankruptcy, the holder of the instrument is paid before other parties.  A senior secured loan is “secured,” because the loan is collateralized with assets that can be sold to repay the holder if necessary.  Even though senior debtholders are in line to be repaid first in the event of bankruptcy, they will not necessarily receive the full amount they are owed.  “Floating rate” instruments reset their interest rate periodically over a base rate, with rates tied to a representative interest rate index, typically 3-month London Interbank Offered Rate (“LIBOR”).

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The Fund’s strategy has a duration of approximately 90 days, and as a result, a one percent increase in interest rates would have a minimal direct effect on the prices of the Fund’s holdings.  Duration measures a bond’s or portfolio’s sensitivity to interest rate changes and is expressed as a measure of time.  The longer the duration is, the greater the risk.  For example, if a portfolio has a duration of 5 years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the portfolio.  Shorter duration results in lower expected volatility.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations.  A direct interest in a floating rate loan may be acquired directly from the lending agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.  An assignment is a transfer of debt, and all the rights and obligations associated with it, from a creditor to a third-party, in order to improve the creditor’s liquidity and/or to reduce its risk exposure.  A participation permits investors to buy portions of an outstanding loan or package of loans, and holders participate, on a pro rata basis, in collecting interest and principal payments.

The Fund may use leverage which is the use of borrowed capital for investment purposes with the expectation that the profits made will be greater than the interest payable, in an effort to maximize its return through borrowing, generally from banks, in an amount of up to 33.33% of the Fund’s total assets after such borrowing.

The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities that are determined to be below investment grade (sometimes referred to as “high yield” or “junk”). Investment grade securities are: (1) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (2) securities with comparable short-term NRSRO ratings, or (3) unrated securities determined by Valcour Capital Management LLC (the “Sub-Adviser”) to be of comparable quality at the time of purchase.

The Fund invests in loans and debt securities as determined by the Sub-Adviser.  The Sub-Adviser performs its own independent credit analysis on each borrower and on the collateral securing each loan.  The Sub-Adviser considers the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.

The Fund may invest in floating rate loans and/or floating rate debt securities of non-U.S. borrowers or issuers; in those situations, the Fund will only invest in such loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.  The Fund may invest in defaulted or distressed loans and loans to bankrupt companies.  Some of the floating rate loans and debt securities in which the Fund may invest will be considered to be illiquid, although the Fund may invest no more than 15% of its net assets in illiquid securities.

The Fund may also invest up to 15% of its net assets in collateralized loan obligations (“CLOs”), which are securitized debt instruments backed solely by a pool of other debt securities.  The Fund will maintain a cash balance and has established a line of credit to meet shareholder redemptions and short term liquidity needs.

Principal Investment Risks
Investors in the Fund may lose money. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There are risks associated with the types of securities in which the Fund invests. These risks include:

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Bank Loans and Senior Loans Risk
Bank loans and senior loans are subject to credit risk, interest rate risk and liquidity risk. In addition, bank loans and senior loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan.

Borrowing and Leverage Risk
Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Borrowing may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing may also cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, borrowing will cause the Fund to incur interest expenses and other fees.

CLO Risk
CLOs are typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from CLOs are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches as well as market anticipation of defaults

Counterparty Risk
Counterparty risk arises upon entering into borrowing arrangements and over-the counter contracts such as swaps and is the risk from the potential inability of counterparties to meet the terms of their contracts.

Credit Risk
The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments.  An issuer’s securities may decrease in value if its financial strength weakens which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Defaulted Debt Securities Risk
Investing in defaulted debt securities is speculative and involves substantial risks. Defaulted debt securities generally do not generate interest payments. Principal on defaulted debt might not be repaid, and the Fund could lose up to its entire investment. Certain of the issuers of securities may be involved in bankruptcy or other reorganization proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. Accordingly, a bankruptcy court may approve actions that are contrary to the interests of the Fund. Such investments can result in a total loss of principal.

Floating Rate Securities Risk
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as the LIBOR. Floating rate securities are subject to interest rate risk and credit risk.

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Foreign Securities Risk
Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.

High Yield Securities Risk
High yield debt obligations (or junk bonds) are speculative investments that are usually issued by highly indebted companies, which means there is an increased risk that these companies might not generate sufficient cash flow to pay their debts.  Consequently, high yield securities and loans entail greater risk of loss of principal than securities and loans that are rated investment grade.

Inflation Risk
Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power.

Interest Rate Risk
Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable).  An increase in interest rates may result in a decrease in the value of debt securities held by the Fund.  Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates than fixed income securities with shorter duration.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk
Illiquid assets held by the Fund may be difficult to sell particularly during times of market turmoil. Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a price that is less than the price at which it is valued and/or at a loss relative to its cost.

Loan Interests Risk
The Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (i.e., more than seven days after the sale).  As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans.  The Fund, therefore, may be forced to sell other assets at a loss to pay redemption proceeds. To assist with cash management and liquidity, the Fund will maintain a cash balance and is seeking to establish a line of credit facility.

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Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.

In addition, loans may not be considered securities and, therefore, the Fund may not have the protections of the federal securities laws with respect to its holdings in such loans.

Manager Risk
The Fund is an actively managed portfolio.  The Sub-Adviser’s practices and investment strategies may not work to produce the desired results.

Market Risk
The prices of the securities in which the Fund invests may decline for a number of reasons including market responses to economic and political developments.

New Fund Risk
The Fund is new with a limited history, and there can be no assurance that the Fund will maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Regulatory Risk
Changes in government regulations may adversely affect the value of a security.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information will be available on the Fund’s website at www.zcmfunds.com or by calling the Fund toll-free at 844-828-1919.

Management
Investment Adviser	Portfolio Manager	Years Managing the Fund
Ziegler Capital Management, LLC	Scott Roberts	Since 2016 Inception
Sub-Adviser	Portfolio Managers	Years Managing the Fund
Valcour Capital Management LLC	George Marshman	Since 2016 Inception
	Joseph Schlim	Since 2016 Inception
	John D’Angelo	Since 2016 Inception
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Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares for shares of a retail fund advised by 1919 Investment Counsel, LLC (a “1919 Fund”), an affiliate of the Adviser, on any business day by written request via mail to 1919 Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 844-828-1919, by wire transfer, or through a financial intermediary. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Class A	Class C	Institutional Class
Regular Accounts
Minimum Initial Investment	$1,000	$1,000	$1,000,000
Minimum Subsequent Investment	$100	$100	No Minimum
Individual Retirement Accounts
Minimum Initial Investment	$250	$250	Not Available
Minimum Subsequent Investment	$100	$100	Not Available

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective
The Fund seeks total return, comprised of current income and capital appreciation. The Fund’s objective is not fundamental, and it may be changed without shareholder approval. The Fund will provide shareholders at least 60 days prior notice of a change to its policy of investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments, and other instruments that have economic characteristics similar to such securities.

Principal Investment Strategies
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans and other senior secured floating rate debt instruments, and in other instruments that have economic characteristics similar to such instruments.  A senior secured loan is considered “senior,” because in the event of the borrower’s bankruptcy, the holder of the instrument is paid before all other parties.  A senior secured loan is “secured,” because the loan is collateralized with assets that can be sold to repay the holder if necessary.  Even though senior debtholders are in line to be repaid first, they will not necessarily receive the full amount they are owed.  “Floating rate” instruments reset their interest rate periodically over a base rate, with rates tied to a representative interest rate index, typically 3-month LIBOR.

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The Fund’s strategy has a duration of approximately 90 days, and as a result, a one percent increase in interest rates would have a minimal direct effect on the prices of the Fund’s holdings.  Duration measures a bond’s or portfolio’s sensitivity to interest rate changes and is expressed as a measure of time.  The longer the duration is, the greater the risk.  For example, if a portfolio has a duration of 5 years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the portfolio.  Shorter duration results in lower expected volatility.

Floating rate loans are made to or issued by companies (borrowers), which may include U.S. and non-U.S. companies, and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR, a designated U.S. bank’s prime or base rate, or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the prime or federal funds rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan. An assignment is a transfer of debt, and all the rights and obligations associated with it, from a creditor to a third-party, in order to improve the creditor’s liquidity and/or to reduce its risk exposure. A participation permits investors to buy portions of an outstanding loan or package of loans, and holders participate, on a pro rata basis, in collecting interest and principal payments.

The Fund may use leverage, which is the use of borrowed capital for investment purposes with the expectation that the profits made will be greater than the interest payable, in an effort to maximize its return through borrowing, generally from banks, in an amount of up to 33.33% of the Fund’s total assets after such borrowing.

The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities that are determined to be below investment grade. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by Valcour Capital Management LLC (the “Sub-Adviser”) to be of comparable quality at the time of purchase.

The Fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.  The Fund may also invest in defaulted or distressed loans and loans to bankrupt companies.

The Fund may also invest up to 15% of its net assets in collateralized loan obligations, which are debt instruments backed solely by a pool of other debt securities.  Some of the floating rate loans and debt securities in which the Fund may invest will be considered to be illiquid, although the Fund may invest no more than 15% of its net assets in illiquid securities.  The Fund will maintain a cash balance and has established a line of credit to meet shareholder redemptions and short term liquidity needs.

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The Fund invests in loans and debt securities as determined by Sub-Adviser.  The Sub-Adviser performs its own independent credit analysis on each borrower and on the collateral securing each loan.  The Sub-Adviser considers the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.

The Sub-Adviser constructs the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market and ongoing credit analysis of issuers.  In constructing the portfolio, the Sub-Adviser analyzes each company to determine the company’s earnings potential and other factors indicating the sustainability of earnings growth.

A number of factors are considered when making the decision to either buy or sell loans and securities.  These include macroeconomic factors such as the relative health of the high yield capital markets; company specific performance such as earnings trends, margins and growth; industry characteristics such as regulatory trends and the competitive landscape; and technical considerations such as the supply and demand for various investments.  The purchase or sale of loans and securities may be related to a decision to alter the Fund’s macro risk exposure, a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.

In anticipation of or in response to market, economic, political, or other conditions, the Sub-Adviser may temporarily use a different investment strategy for defensive purposes.  If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.

The Fund’s investments in the types of securities described in this prospectus may vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus. For more information, see “Description of the Fund and Its Investments and Risks” in the Fund’s SAI.

Related Risks

Bank Loans and Senior Loan Risks
Bank loans and senior loans are subject to credit risk, interest rate risk and liquidity risk. In addition, bank loans and senior loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Bank loans and senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other loans or securities that may pay lower interest rates. Senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

Borrowing and Leverage Risk
Borrowing money to buy securities exposes the Fund to leverage, because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Borrowing may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing may also cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, borrowing will cause the Fund to incur interest expenses and other fees which will reduce the Fund’s returns if such costs exceed the returns on the securities purchased or retained with such borrowings.

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CLO Risk
A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults.

For a CLO, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Counterparty Risk
Some of the markets in which the Fund may effect transactions are “over-the-counter” or “interdealer” markets.  The participants in such markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject.  This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

Credit Risk
The strategies utilized by the Sub-Adviser require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete.  The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.  An issuer may default on the payment of principal and/or interest on an instrument.  Financial strength and solvency of an issuer are the primary factors influencing credit risk.  In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk.  Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.

Defaulted Debt Securities Risk
Investing in defaulted debt securities is speculative and involves substantial risks. Certain of the issuers of securities may be involved in bankruptcy or other reorganization proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. Accordingly, a bankruptcy court may approve actions that are contrary to the interests of the Fund. Such investments can result in a total loss of principal. The Fund generally will not receive interest payments on defaulted debt securities, and there is a substantial risk that principal will not be repaid. The Fund’s investment in defaulted debt securities may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on the securities. In any reorganization or liquidation proceeding relating to defaulted debt, the Fund may lose its entire investment in such securities or may be required to accept cash or securities with a value lower than the fund's original investment. Defaulted debt securities and any securities received in exchange for defaulted debt securities may be subject to restrictions on resale.

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Floating Rate Securities Risk
The interest rates payable on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as LIBOR. Additionally, such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. Floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

Foreign Securities Risk
Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.

The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

High Yield Securities Risk
The Fund expects to invest in high-yield or junk bond securities.  Such securities are generally not exchange traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds.  In addition, the Fund may invest in debt instruments of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.  High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments.

Inflation Risk
The current historically low interest rate environment may change, potentially exposing fixed income markets to heightened volatility and reduced liquidity.  Decreases in fixed income market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity.  This is turn could lead to higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns. An imbalance in supply and demand in the fixed-income market may result in valuation uncertainties and heightened price volatility, reduced liquidity, widening credit spreads and a lack of price transparency in the market. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

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Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities it holds will decline due to changes in interest rates. When interest rates rise, the prices of most fixed income securities go down. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates than fixed income securities with shorter duration.  The current historically low interest rate environment may change, potentially exposing fixed income markets to heightened volatility and reduced liquidity.  Decreases in fixed income market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity.  This is turn could lead to higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the price of the issuer's securities to fall.

Liquidity Risk
Illiquid assets held by the Fund may be difficult to sell particularly during times of market turmoil. Illiquid assets may also be difficult to value. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s Net Asset Value (“NAV’) and remaining Fund shareholders. The Fund may lose money if it is forced to sell certain investments to meet redemption requests or other cash needs.

Loan Interests Risk
The Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (i.e., more than seven days after the sale), which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles. The Fund, therefore, may be forced to sell other assets at a loss to pay redemption proceeds. To assist with cash management and liquidity, the Fund will maintain a cash balance and is seeking to establish a line of credit facility. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.  In addition, loans may not be considered securities and, therefore, the Fund may not have the protections of the federal securities laws with respect to its holdings in such loans.

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Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest.

Manager Risk
The Fund is an actively managed portfolio.  The Sub-Adviser’s practices and investment strategies may not work to produce the desired results. The skill of the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Sub-Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods.

Market Risk
Market risks, including political, regulatory, market and, economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund is subject to the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of the Fund’s fixed-income investments to decline regardless of the conditions of the issuers held by the Fund. There is also a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. These events may lead to periods of volatility and increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

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New Fund Risk
The Fund is new with limited operating history, and there can be no assurance that the Fund will maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Regulatory Risk
The Fund may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Adviser may not accurately evaluate the security's comparative credit rating. To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the Sub-Adviser’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund's SAI and on the Fund's website at www.zcmfunds.com.

MANAGEMENT OF THE FUND

Investment Adviser
The Fund’s investment adviser, Ziegler Capital Management, LLC, headquarters are located at 70 West Madison Street, 24th Floor, Chicago, Illinois 60602-4109 and has additional offices in Milwaukee, Wisconsin, Saint Louis, Missouri, San Francisco, California and New York, New York. The Adviser is an SEC-registered investment advisory firm formed in 1991. As of October 31, 2016, the Adviser had assets under management of approximately $10.7 billion.

The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.65% of the Fund’s average daily net assets. A discussion regarding the basis of the Trust’s Board approval of the Investment Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal period ended September 30, 2016.
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Sub-Adviser
The Adviser has entered into the Sub-Advisory Agreement with Valcour Capital Management LLC, located at 201 Broad St, Stamford, Connecticut 06901 and the Adviser compensates the Sub-Adviser out of the advisory fees it receives from the Fund. The Sub-Adviser is an SEC-registered investment advisory firm formed in 2011. As of October 31, 2016, the Sub-Adviser had assets under management of approximately $947 million.

The Sub-Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Adviser is responsible, subject to the oversight of the Adviser and the Board, for the purchase, retention and sale of securities in the Fund’s investment portfolio.

A discussion regarding the basis for the Board’s approval of the Sub-Adviser’s investment advisory agreement will be available in the Fund’s first semi-annual or annual report.

Portfolio Managers
Scott Roberts, George Marshman, Joseph Schlim and John D’Angelo are the portfolio managers of the Fund and each has managed the Fund since inception.

Mr. Roberts is Senior Portfolio Manager for the Ziegler Floating Rate Fund and the President and CEO of Ziegler Capital Management, LLC. Mr. Roberts joined the adviser in January 2009. Prior to joining the firm, he was President and Chief Investment Officer of Deerfield Capital Management and responsible for all investment management, marketing, and operational activities of the firm. Mr. Roberts oversaw the growth of assets under management at Deerfield from less than $400 million in 2000 to over $15 billion at the end of 2007. Mr. Roberts served as Chairman of the Investment Committee of Deerfield Triarc Capital Corp, an externally managed Mortgage Securities REIT, from the company’s initial private offering in 2004 through 2006. Prior to joining Deerfield Capital, Mr. Roberts was the Chief Investment Officer at several Zurich Insurance Company subsidiaries including Scudder Kemper Investments, Zurich Investment Management and CentreRe. Prior to Zurich, Mr. Roberts was the Director of Fixed Income for Loomis Sayles in Milwaukee and a Senior Vice President and Portfolio Manager for Putnam Investments in Boston. Mr. Roberts is currently on the Board of Directors of Marquette University, Marquette University High School and Catholic Charities of Chicago. He has served on the Board of Directors of several of the firms with which he has worked, including Centre Cat, Centre Investment Services, Zurich Investment Management, Liberty Hampshire and Deerfield Capital. Mr. Roberts received an M.B.A. in Finance and Investments from the Applied Security Analysis Program at the University of Wisconsin at Madison, and a B.S. in Accounting and Finance from Marquette University.

Mr. Marshman is Senior Portfolio Manager for the Ziegler Floating Rate Fund and one of Valcour’s two Managing Partners.  As a member of the Investment Committee, he is responsible for supervising all investment activity at the firm.  These duties include credit analysis of individual borrowers, underwriting of individual transaction, and firm wide portfolio and regulatory compliance.  Prior to co-founding Valcour in September 2009, Mr. Marshman was co-founder and Chief Investment Officer at Aladdin Capital Holdings (“Aladdin”) from 2000 to 2009, a $20 billion asset management firm that issued and managed ten CLOs totaling $3.5 billion. At Aladdin, Mr. Marshman was responsible for all portfolio management and was a Key Man for over $4 billion in bank loan securitizations and over $1 billion in other structured product assets. Mr. Marshman previously served as a Vice President and trader in Donaldson, Lufkin & Jenrette's corporate bond department. Prior to that, he was a Vice President at Lehman Brothers, where his focus was on new issue and secondary trading of floating rate notes and structured securities. Mr. Marshman began his Wall Street career at Orion Consultants in 1989. He holds a BA degree from Yale College.

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Mr. Schlim is Senior Portfolio Manager for the Ziegler Floating Rate Fund and is one of Valcour’s two Managing Partners. He is a member of the Investment Committee and participates in all investment activity at the firm. These duties include credit analysis of individual borrowers, risk management and investment allocation, portfolio optimization, and investor reporting.   Prior to co-founding Valcour in 2009, Mr. Schlim was the Senior Managing Director for Corporate Credit at Aladdin from 2000 to 2009. He was a Key Man on several of Aladdin’s CLO transactions and the primary portfolio manager on Aladdin’s corporate bond portfolios, which totaled over $2 billion in AUM. Prior to joining Aladdin, Mr. Schlim served as Senior Vice President at Donaldson, Lufkin & Jenrette, where he worked in the corporate bond department and the high yield structured products group. In the high yield structured products group he focused on the analysis and marketing of secondary and primary CDO securities. Previously, he was at J.P. Morgan Securities. Mr. Schlim received his MBA from the Darden School at the University of Virginia and his BS degree from the University of Virginia.

Mr. D’Angelo is a Senior Portfolio Manager for the Ziegler Floating Rate Fund and is a Partner at Valcour.  He is a member of the Investment Committee and has direct supervisory responsibility for firm’s credit analyst team.  Mr. D’Angelo is directly involved in credit selection, portfolio construction and buy and sell decisions.  Prior to joining Valcour in October 2011, Mr. D’Angelo was the Senior Portfolio Manager for the High Yield Loan Group at Aladdin from 2004 to 2011. He was a Key Man and primary portfolio manager on all of Aladdin’s CLO transactions and total return loan funds, which totaled over $3.5 billion in AUM. Prior to joining Aladdin, Mr. D’Angelo was a Director of Investments at Harbinger Capital Partners, focusing on distressed credits across several industries. Before Harbinger, he was a Vice President, Senior Credit Analyst at ING Capital Advisors, LLC. Mr. D’Angelo also worked in the leverage banking divisions at CIBC World Markets, Royal Bank of Canada and Credit Lyonnais. Previously, he spent five years at The Chase Manhattan Bank in the Real Estate and Emerging Markets restructuring groups. Mr. D’Angelo received his MBA from New York University, Leonard Stern School of Business and BS from SUNY Albany.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares
Shares of the Fund are sold at NAV per share, plus any applicable sales charge per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests plus any applicable sales charge per share. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

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In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fair Value Pricing
The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Sub-Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Sub-Adviser events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Sub-Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
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How to Buy Shares
The minimum initial investment amount for the Class A shares is $1,000 and the minimum subsequent investment amount is $100. The minimum initial investment amount for the Class C shares is $1,000, the minimum subsequent investment amount is $100 and the maximum purchase is $1,000,000. The minimum initial investment amount for the Institutional Class shares is $1,000,000 and there is no minimum subsequent investment.

The Fund’s minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•
current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•
current employees of U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;

•	existing clients of the Adviser, their employees and immediate family members of such employees;
•
registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with Quasar Distributors, LLC (“Quasar” or the “Distributor”), the Fund’s distributor; and

•	qualified broker-dealers who have entered into an agreement with the Fund’s Distributor.

You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Fund to receive purchase orders. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 844-828-1919. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”  In such rare occasions that the Fund were to reject a purchase order, notification would likely occur no later than the next business day after receipt of the transaction.

All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the remittance stub from your most recent shareholder statement received from the Transfer Agent. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.

All purchase requests must be received in “good order” which generally means that your purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the Fund.
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In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 844-828-1919 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Fund reserves the right to refuse purchases from shareholders who must file a Form W-8.

Choosing a Class of Shares to Buy
Individual investors can generally invest in Class A and Class C shares. Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors – Eligible Investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:
•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Institutional Class shares, you should be aware that Institutional Class shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents (as defined below). As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:
•
Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund (each called a “Service Agent”). An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Directly from the Fund

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Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest. Your Service Agent may not offer all classes of shares.  You should contact your Service Agent for further information.

More information about the Fund’s classes of shares is available in the Fund’s SAI.  You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:
•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that may apply to the redemption of Class A and Class C shares
•	Who qualifies for lower sales charges on Class A shares
•	Who qualifies for a sales load waiver

Comparing the Fund’s Classes
The following table compares key features of the Fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced for purchases of at least $100,000 and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25 of average daily net assets

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Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A • Purchases of $1,000,000 or more will be rejected	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00%
Institutional Class	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all classes	None	None	None

Sales Charges
You can find information about sales loads and breakpoints on the Fund’s website at www.zcmfunds.com and in the SAI, which is also available on the website free of charge.

Class A shares
If you purchase Class A shares of the Fund, you will pay the offering price, which is the NAV next determined after your order is received plus a front-end sales charge (shown in percentages below), depending on the amount of your investment. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.

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The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a Rule 12b‑1 distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25%  of the average daily net assets represented by the Class A shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than 100,000	4.25	4.44	4.25
100,000 but less than 250,000	3.50	3.63	3.50
250,000 but less than 500,000	2.50	2.56	2.50
500,000 but less than 750,000	2.00	2.04	2.00
750,000 but less than 1 million	1.50	1.52	1.50
$1 million but less than $5 million	0	0	1.00
$5 million but less than $15 million	0	0	.50
$15 million or more	0	0	.25

[1]
The Adviser may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Adviser will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by the Distributor (also known as the “underwriter concession”).

Investments of $1,000,000 or more
You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a Contingent Deferred Sales Charge (“CDSC”) of 1.00%. Any CDSC is based on the original cost of the shares or the current market value, whichever is less.

Qualifying for a reduced Class A sales charge
There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the reductions in sales charges that may be available to you when you purchase Fund shares.  You must inform your Service Agent or the Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•
Rights of Accumulation (“ROA”) – You may combine your new purchase of Class A shares with Class A shares you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.

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If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•
Letter of Intent (“LOI”) – By signing an LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.25% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the financial intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.

•
Reinstatement Privileges – If you sell (redeem) Class A shares of the Fund and withdraw your money from the Fund, you may reinstate into the same account, within 60 days of the date of your redemption, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of a CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. Contact your financial intermediary, or for direct shareholders, call the Transfer Agent at 844-828-1919, for additional information. You must identify and provide information to the Fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its transfer agent, and financial intermediaries will not be responsible for providing this information.

Waivers for certain Class A investors
Class A initial sales charges are waived for certain types of investors, including:
•	Current employees of Service Agents
•	Those who qualify for the Reinstatement Privilege as discussed above
•	Directors and officers of any fund sponsored by the Adviser
•	Current employees of the Adviser and its subsidiaries
•	Current and retired Board members

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•	Investors investing through eligible Retirement Plans as defined under “Retirement and Institutional Investors – Eligible Investors”, “Retirement Plans” section below
•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the Fund at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver. If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

Advisory Fee Programs for Class A shares
Class A shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment advisor, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares, qualify for a waiver of the Class A initial sales charge and do not require a minimum initial investment.

Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

The Adviser generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. The Adviser will retain the contingent deferred sales charges and an annual Rule 12b-1 distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual Rule 12b-1 distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Purchases of $1 million or more of Class C shares will be rejected. Your financial intermediary is responsible for placing individual purchases of $1 million or more into Class I or Class A shares of the Fund.

Reinstatement Privileges – If you sell (redeem) Class C shares of the Fund and withdraw your money from the Fund, you may reinstate into the same account, within 60 days of the date of your redemption. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. Contact your financial intermediary, or for direct shareholders, call the Transfer Agent at 844-828-1919, for additional information. You must identify and provide information to the Fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its transfer agent, and financial intermediaries will not be responsible for providing this information.

Institutional Class shares
You buy Institutional Class shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Institutional Class shares are not subject to any distribution and/or service fees.

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More about Contingent Deferred Sales Charges
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:
•	On shares representing reinvested distributions and dividends
•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of the Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please see “Reinstatement Privileges” section above.

The Adviser receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:
•	On payments made through certain systematic withdrawal plans
•	On certain distributions from eligible Retirement Plans as defined under “Retirement and Institutional Investors – Eligible Investors”, “Retirement Plans” section below
•	For Retirement Plans with omnibus accounts held on the books of the Fund
•	For involuntary redemptions of small account balances
•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or consult the SAI.

Retirement and Institutional Investors — Eligible Investors

Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the Fund can generally invest in Class A, Class C and Institutional Class shares.

Investors who rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold and purchase shares of the Fund to the same extent as the applicable Retirement Plan.

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Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The financial intermediary may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Institutional Class shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries
“Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (1) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (2) have entered into an agreement with the Fund to offer Class A or Institutional Class shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A or Institutional Class shares. Class A and Class C shares of the Fund may convert to Institutional Class shares by participants in the Eligible Investment Programs.

Institutional Investors
“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Institutional Class shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

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Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Ziegler Floating Rate Fund to the Transfer Agent at the following address:

Regular Mail
Ziegler Floating Rate Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Overnight Express Mail
Ziegler Floating Rate Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent's premises.

Purchasing Shares by Telephone
If you have accepted telephone options on your account application or by subsequent arrangement in writing with the Fund and your account has been open for 15 calendar days, you may purchase additional shares by calling the Fund toll-free at 844-828-1919. You may not make your initial purchase of the Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 844-828-1919 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

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U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Ziegler Floating Rate Fund
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 844-828-1919. Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Class A and Class C shares at regular intervals through the Automatic Investment Plan (“AIP”). AIP is not available for Institutional Class shares. The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis. In order to participate in the AIP, each purchase must be in the amount of $100 and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 844-828-1919 if you have questions about the Plan. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 844-828-1919 for information on:
•          Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•          Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, the “Broker”) that have made arrangements with the Fund to sell its shares. When you place your order with a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

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How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Ziegler Floating Rate Fund	Ziegler Floating Rate Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent's premises.

By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000 by calling the Transfer Agent at 844-828-1919 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to your designated bank account  A wire fee of $15 will be deducted from your redemption proceeds for complete redemptions and any redemption to redeem a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 30 calendar days before the redemption request. You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 844-828-1919 for instructions.

If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. Shares held in IRA or other retirement accounts may be redeemed by telephone at 844-828-1919. Investors will be asked whether or not to withhold taxes from any distribution.

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You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified.

Payment of Redemption Proceeds
Payment of your redemption proceeds will be made promptly, but not later than seven calendar days after the receipt of your written request in good order. Class A shares and Class C shares redemption proceeds are net of any CDSC fees. If you did not purchase your shares with a wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your check has cleared, whichever occurs first.

Systematic Withdrawal Plan (“SWP”)
You may be permitted to schedule pre-determined redemptions of a portion of your Class A and Class C shares. SWP is not available for Institutional Class shares.  To qualify, you must own shares with a value of at least $100,000 and each automatic redemption must be at least $500. Redemptions may be made monthly, quarterly or annually.  If you elect this method of redemption, the Fund will send a check directly to your address of record, or will send the payments directly to a pre-authorized bank account by electronic funds transfer via the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.

The SWP may be terminated or modified by you or the Fund at any time without charge or penalty.  Termination and modification of your SWP should be provided to the Transfer Agent five calendar days prior to the next withdrawal.  A withdrawal under the SWP involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee from either a Medallion program member or a non-Medallion program member is required to redeem shares in the following situations:
•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 30 calendar days; and
•	For all redemptions in excess of $50,000 from any shareholder account, including IRAs.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

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Other Information about Redemptions
The Fund charges a 1.00% redemption fee on the redemption of Class A shares held for 60 days or less.  This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.  Redemption fees will not apply to shares acquired through the reinvestment of dividends.  Although the Fund has the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 calendar days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of the Fund for shares of a 1919 Fund in the Trust. However, you should note the following:

•	Exchanges may only be made between like share classes;
•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•	Before exchanging into a 1919 Fund, read the description of the 1919 Fund in its Prospectus;
•
Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held, subject to certain limitations on deductibility of losses;

•	Exchanges are exempt from the redemption fee
•
The Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest the money effectively in accordance with their investment objectives and policies, or would otherwise potentially be adversely affected;

•	If you accepted telephone options on your account application, you may make a telephone request or in writing to exchange your shares for an additional $5 fee;
•	You will generally be required to meet the minimum investment requirement for the class of shares of the 1919 Fund into which your exchange is made.

DIVIDENDS AND DISTRIBUTIONS

The Fund will generally make distributions of dividends monthly and capital gains annually.  The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.

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If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. Shareholders in the Fund will be restricted to no more than four “round trips” during any 12 month period. A round trip is an exchange or redemption out of the Fund followed by an exchange or purchase back into the same Fund. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

More detailed information regarding fair value pricing can be found under the heading titled, “Fair Value Pricing” and more detailed information regarding redemption fees can be found under the heading titled “Comparing the Fund’s Classes.”
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TAX CONSEQUENCES

Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action.

The Fund will typically make any distributions of net investment income and capital gains quarterly. Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to noncorporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, the Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations. Because the Fund’s income is derived primarily from interest rather than dividends, it is generally not expected that its distributions will be eligible for the corporate dividends-received deduction or as qualified dividend income (eligible for reduced tax rates).

A Medicare contribution tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of Fund shares.

Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.

Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared

The Fund will send you a report annually summarizing the amount and tax aspects of your distributions. The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is first-in, first-out (“FIFO”). A shareholder may elect, on an account-by-account basis, to use a method other than FIFO by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the FIFO method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the Fund’s default method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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By law, the Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Each sale of shares of the Fund may be a taxable event.  A sale may result in a capital gain or loss to you.  The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.  For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

If you redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Internal Revenue Code limits the deductibility of capital losses in certain circumstances.

An exchange of shares of one Fund for shares of another Fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.  If more than 50% of the total assets of the Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.  The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making its investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.

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SHARE CLASS INFORMATION AND DISTRIBUTION ARRANGEMENTS

Description of Classes
The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares of the Fund. The Fund currently offers three classes of shares – Class A, Class C and Institutional Class. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Class A shares are charged a front-end sales charge of 4.25%, a CDSC of 1.00% and a redemption fee of 1.00%. Class A shares are also charged a 0.25% Rule 12b-1 distribution and service fee.

•	Class C shares are charged a CDSC of 1.00%. Class C shares are also charged a 1.00% Rule 12b‑1 distribution and service fee.

•
Institutional Class shares are not charged a front-end sales load, are not charged a CDSC and have no Rule 12b-1 distribution and service fee. The Institutional Class shares have a higher minimum initial investment than Class A shares and Class C shares.

Rule 12b‑1 Plan
The Trust has adopted a plan pursuant to Rule 12b-1 for the Fund’s Class A shares and Class C shares that allows the Fund to pay fees for the sale, distribution and servicing of  the Class A shares and Class C shares.  The plan provides for a distribution and servicing fee of up to 0.25% of the Class A shares average daily net assets and of up to 1.00% of the Class C shares average daily net assets.  Because these fees are paid out over the life of the Fund’s Class A shares and Class C shares, over time, these fees (to the extent they are accrued and paid) will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Payments to Dealers
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distributor
Quasar Distributors, LLC, an affiliate of the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, is located at 615 East Michigan Street, 4th floor, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Fund are offered on a continuous basis.

Service Fees – Other Payments to Third Parties
In addition to Rule 12b-1 fees, the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to Rule 12b‑1 and service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
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ADDITIONAL INFORMATION

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Fund Mailings
Statements and reports that the Fund sends to you include the following:
•          Confirmation statements (after every transaction that affects your account balance or your account registration);
•          Annual and semi-annual shareholder reports (every six months); and
•          Quarterly account statements.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 844-828-1919 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

General Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
Reject any purchase request for any reason. Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below the minimum initial investment amount due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for more than seven calendar days after receiving a request under the circumstances described below; and
•	Reject any purchase or redemption request that does not contain all required documentation and is not in good order.

Before redeeming recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to redeem the Fund’s shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days for:

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1.	any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;
2.
any period during which an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

3.	such other periods as the SEC may permit for the protection of the Fund’s shareholders.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the fiscal period shown.  Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class A Shares
Per Share Data for a Share Outstanding Throughout the Period.
	For the Period April 1, 2016* Through September 30, 2016
Net Asset Value, Beginning of Period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.32	(1)
Net realized and unrealized gain on investments	0.72
Total Gain from Investment Operations	1.04

LESS DISTRIBUTIONS:
From net investment income	(0.26)
Total Distributions	(0.26)

Net Asset Value, End of Period	$25.78

Total Return(2)	4.15	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$132
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	2.07	%(4)
After fees waived / reimbursed by the Adviser	0.99	%(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	2.55	%(4)
Portfolio turnover rate(5)	23	%(3)

*	Commencement of Operations
(1)	Computed using average shares method.
(2)	Performance reported does not reflect sales charges.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

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Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class C Shares
Per Share Data for a Share Outstanding Throughout the Period.
	For the Period April 1, 2016* Through September 30, 2016
Net Asset Value, Beginning of Period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.35	(1)
Net realized and unrealized gain on investments	0.59
Total Gain from Investment Operations	0.94

LESS DISTRIBUTIONS:
From net investment income	(0.19)
Total Distributions	(0.19)

Net Asset Value, End of Period	$25.75

Total Return(2)	3.77	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$62
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	2.82	%(4)
After fees waived / reimbursed by the Adviser	1.74	%(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	2.74	%(4)
Portfolio turnover rate(5)	23	%(3)

*	Commencement of Operations
(1)	Computed using average shares method.
(2)	Performance reported does not reflect sales charges.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

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Ziegler Floating Rate Fund
FINANCIAL HIGHLIGHTS
Institutional Class Shares
Per Share Data for a Share Outstanding Throughout the Period.
	For the Period April 1, 2016* Through September 30, 2016
Net Asset Value, Beginning of Period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.36	(1)
Net realized and unrealized gain on investments	0.71
Total Gain from Investment Operations	1.07

LESS DISTRIBUTIONS:
From net investment income	(0.28)
Total Distributions	(0.28)

Net Asset Value, End of Period	$25.79

Total Return	4.28	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$35,740
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.85	%(3)
After fees waived / reimbursed by the Adviser	0.74	%(3)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	2.83	%(3)
Portfolio turnover rate(4)	23	%(2)

*	Commencement of Operations
(1)	Computed using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

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Investment Adviser
Ziegler Capital Management, LLC
70 West Madison Street, 24th Floor
Chicago, Illinois 60602-4109

Investment Sub-Adviser
Valcour Capital Management LLC
201 Broad Street, 8th Floor
Stamford, Connecticut 06901

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004
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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.
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FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”), when available, will provide the most recent financial reports and portfolio listings. The annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

The SAI and the Shareholder Reports will be available free of charge on the Fund’s website at www.zcmfunds.com. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund at 844-828-1919 or by writing to:

Ziegler Floating Rate Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551‑8090. Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑21422.)

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January 31, 2017

STATEMENT OF ADDITIONAL INFORMATION

Ziegler Floating Rate Fund

Class A	ZFLAX

Class C	ZFLCX

Institutional Class	ZFLIX

A series of
Trust for Advised Portfolios
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Toll Free: 844-828-1919

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated January 31, 2017 as may be revised, for Ziegler Floating Rate Fund (the “Fund”), a series of Trust for Advised Portfolios (the “Trust”). Ziegler Capital Management, LLC (the “Adviser”) is the Fund’s investment adviser. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number above or by visiting the Fund’s website at www.zcmfunds.com. The Fund’s financial statements for the fiscal period ended September 30, 2016, are incorporated herein by reference to the Fund’s annual report. A copy of the annual report may be obtained without charge on the Fund’s website, www.zcmfunds.com, or by calling or writing the Fund as shown above.

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No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated January 31, 2017, if given or made, such information or representations may not be relied upon as having been authorized by Ziegler Floating Rate Fund.

This SAI does not constitute an offer to sell securities.
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THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2003, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Between August 28, 2003 and May 31, 2005 the Trust was named “Lotsoff Capital Management Equity Trust.” Between June 1, 2005 and November 30, 2011 the Trust was named “Lotsoff Capital Management Investment Trust.” Between December 1, 2011 and January 30, 2013 the Trust was named Ziegler Lotsoff Capital Management Investment Trust.” Between January 31, 2013 and January 29, 2014 the Trust was named “Ziegler Capital Management Investment Trust.”

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, of no par value per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Fund.

Registration with the SEC does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES

The discussion below supplements information contained in the Fund’s Prospectus as to the investment policies and risks of the Fund.

Diversification
The Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.

Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

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Temporary Defensive Investments
The Fund may hold a higher than average position in cash or cash equivalents for temporary defensive purposes due to economic or market conditions which could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective.

Investments
The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Derivatives
Generally, derivatives can be characterized as financial instruments whose value is derived, at least in part, from the value of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures, and forward contracts. Derivative instruments may be used for a variety of reasons, including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Because some of the derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the Securities Exchange Commission requires registered funds to “cover” or segregate liquid assets equal to the potential exposure created by the derivatives. When the Fund purchases or sells a derivative contract, the Fund is required to cover their position in order to limit leveraging and related risks. To cover their positions, the Fund may segregate (and marked-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the funds arising from such investment activities.

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The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund by investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes. There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.

The Fund may invest in derivative instruments including swap contracts. The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to gain or reduce exposure to an asset class or a particular issuer. The Fund may invest in credit linked notes. Credit linked notes are securities structured and issued by an issuer, which may be a bank, banker or special purpose vehicle. The Fund can use credit linked notes to gain or reduce exposure to an asset class or a particular issuer.

Other types of obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations.

Leverage
There can be no assurance that the Fund’s leveraging strategy will be successful. Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the extent of the changes in the value of the Fund.

Equity Securities
In connection with its purchase or holding of interests in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments, and in derivatives and other instruments that have economic characteristics similar to such securities, in the event an in court or out of court restructuring, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

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Fixed Income Securities
The Fund may invest a portion of its capital in bonds or other fixed income securities, including, without limitation, bonds, notes and debentures issued by corporations, debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, commercial paper, and “higher yielding” (and, therefore, higher risk) debt securities of the former categories. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Interest Rates and Portfolio Maturity
Interest rates on loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate (“LIBOR”), the federal funds rate, the prime rate, or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The prime rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate.

The floating rate loans in which the Fund invests typically have multiple reset periods during the year with each reset period applicable to a designated portion of the loan. The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund’s portfolio of loans.

Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.

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In the event of a change in the base interest rate on a loan, the rate payable to lenders under the loan will, in turn, change at the next scheduled reset date. If the base rate goes up, the Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the base rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after the reset date.

During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund’s shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund’s assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole, will tend to lag behind changes in market rates.

Market interest rate changes may also cause the Fund’s net asset value {“NAV”) to experience volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. If market interest rates change, a loan’s value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

Finally, to the extent that changes in market rates of interest are reflected, not in a change to a base rate such as LIBOR, but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund’s NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan’s value based on changes in the market spread on loans in the Fund’s portfolio may be of longer duration.

Loan Participation and Assignments
The Fund’s investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular assignments or participation when necessary to meet redemption of Fund shares, to meet the Fund’s liquidity needs or, when necessary in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Fund to value these securities for purposes of calculating its NAV.

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Up to 5% of the Fund’s net assets may be invested in subordinated loans or “second lien” loans. The Fund may invest in loans, bonds and notes that have the same characteristics as first lien loans except that such loans are second in lien priority rather than first. Such second lien loans and securities typically have adjustable floating rate interest payments. Accordingly, the risks associated with such securities are higher than the risks of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible, that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to a Fund.

Bankruptcies and Other Reorganizations
Certain of the issuers of securities may be involved in bankruptcy or other reorganization proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. Accordingly, a bankruptcy court may approve actions that are contrary to the interests of the Fund. Such investments can result in a total loss of principal.

Swap Transactions
The Fund may enter into swap agreements with respect to securities, indexes of securities and other assets or other measures of risk or return. Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to many years. In a standard “swap” transaction, two parties agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, or indices. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount”. Whether the Fund’s use of swap agreements will be successful will depend on the Adviser’s ability to select appropriate transactions for the Fund. Swap transactions may be highly illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or insolvency of its counterparty. Many swap markets are relatively new and still developing. It is possible that developments in the swap markets, including potential government regulation, could adversely affect the Fund’s ability to terminate swap transactions or to realize amounts to be received under such transactions. Swaps and certain other custom instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty.

Total return swaps are another form of swap transaction that the Fund may utilize in its investment program. A total return swap allows the total return receiver to receive the change in market value of an asset (whether a security, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest-rate on a predetermined amount. The total return payer is synthetically short and the total return receiver is synthetically long. Thus, total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap agreement.

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

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The Fund may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

Foreign Securities
The Fund may invest in securities of non-U.S. issuers. The Fund’s investments in securities and instruments in foreign markets involve substantial risks not typically associated with investments in U.S. securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby impact the Fund’s total return on such assets. The Fund may utilize options and forward contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. The brokers (including those acting as sub-custodians) and custodian banks are subject to various laws and regulations in the relevant jurisdictions that are designed to protect their customers in the event of their insolvency.

To the extent the Fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets.

Cyber Security Risk
Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.
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INVESTMENT RESTRICTIONS

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

The Fund’s fundamental policies are as follows:

1)	The Fund is a “diversified company” as defined by the 1940 Act.

2)
The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3)
The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4)
The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5)
The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6)
The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7)
The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

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8)
The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

Additional Information about Fundamental Investment Policies
The following provides additional information about the Fund’s fundamental investment policies. This information does not form part of the Fund’s fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (3) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (4) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

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With respect to the fundamental policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. A fund also may issue preferred shares in accordance with the 1940 Act. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (8) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (8) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications. The Fund will consider both the borrower and the institution selling a loan participation as an issuer for purposes of the Fund’s concentration policy.

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The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies
The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1)	Hold, in the aggregate, more than 15% of its net assets in illiquid securities.

2)
Without providing shareholders at least 60 days prior notice, change its policy of investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans and other senior secured floating rate debt instruments, and in other instruments that have economic characteristics similar to such instruments.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates. During the fiscal period April 1, 2016 through September 30, 2016, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio

PORTFOLIO HOLDINGS POLICY

The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

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Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about the Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Fund, such persons are subject to a duty to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information. Examples of disclosure by the Trust include instances in which:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪	The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to the Fund’s administrator, U.S. Bancorp Fund Services, LLC (“USBFS”) and the Trust’s Board, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis without lag as part of the normal investment activities of the Fund. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: USBFS; the Trust’s Board; and the Trust’s attorneys and accountants (currently, Morgan, Lewis & Bockius LLP and BBD, LLP, respectively), all of which typically receive such information after it is generated. In no event shall the Adviser, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.

The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Fund. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

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MANAGEMENT

The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined below. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, birth dates, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Non-Interested Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private investor. Previously served as Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2013). Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	The Bancorp, Inc. (2013 to present) and Javelin Mortgage Investments, Inc. (2012 - 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
David S. Krause 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1954	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	1	None

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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013 Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC	1	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009-2012).
(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.
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(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers, except for the Adviser and 1919 Investment Counsel, LLC that have a common parent, Stifel Financial Corporation. The term “Fund Complex” applies to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)
Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

Additional Information Concerning Our Board of Trustees

Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of funds in the Trust, the Trust does not have a lead disinterested trustee. The Chairman of the Board is an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.

Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Fund as it meets periodically with the auditors of the Fund. The Board also meets quarterly with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

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Trust Committees. The Trust has three standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), the Governance and Nominating Committee (the “Nominating Committee”), and the Valuation Committee.

The members of the Audit Committee are Messrs. Chrystal, DiUlio, Krause and Resis each of whom is an Independent Trustee. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. During the period April 1, 2016 through September 30, 2016, the Audit Committee met one time in regard to the Fund.

The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. During the period April 1, 2016 through September 30, 2016, the Nominating Committee did not meet in regard to the Fund.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of the Trust’s President, Treasurer and Assistant Treasurer and is overseen by the Trustees. The function of the Valuation Committee is to review each investment adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by each adviser, and the Valuation Committee gathers and reviews Fair Valuation Forms that are completed by an adviser to support its determinations which are subsequently reviewed and ratified by the Board. During the period April 1, 2016 through September 30, 2016, the Valuation Committee met one time in regard to the Fund.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills. In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

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John Chrystal’s experience as a partner of an investment management firm, and his experience as a partner of a consulting firm advising financial institution, has provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.

Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a trustee, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.

David S. Krause’s experience co-founding small businesses and as a professor in a graduate management program has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable resource to the Board.

Harry Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by Funds in the Trust that will be useful to the Board in their analysis and oversight of the Funds.

Ian Martin has substantial mutual fund operations and shareholder servicing experience through his position as Executive Vice President and Director of Transfer Agent Operations of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds, which makes him a valuable resource to the Board as they contemplate shareholder servicing needs.

Each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin should serve as a trustee.

Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Fund as of the calendar year ended December 31, 2016.

As of December 31, 2016, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, as defined below, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the  two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Compensation
Set forth below is the compensation received by the Independent Trustees from the Fund for the fiscal period April 1, 2016 through September 30, 2016. The Independent Trustees receive an annual retainer of $20,000 per year and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings allocated among each of the various portfolios comprising the Trust. The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.
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	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Name of Independent Trustee
John Chrystal	$2,182	None	None	$2,182
Albert J. DiUlio, S.J.	$2,182	None	None	$2,182
David S. Krause	$2,182	None	None	$2,182
Harry Resis	$2,182	None	None	$2,182
Name of Interested Trustee
Ian Martin	$0	None	None	$0
(1)
The Trust is comprised of numerous series managed by unaffiliated investment advisers, except for the Adviser and 1919 Investment Counsel, LLC, that have a common parent, Stifel Financial Corporation. The term “Fund Complex” applies to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series. For the fiscal year ended September 30, 2016, Trustees’ fees for the entire Trust were in the amount of $96,000.

CODES OF ETHICS

The Trust, the Adviser and the Distributor, as defined below, have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Sub-Adviser, subject to the Board’s continuing oversight. The Policies require that the Sub-Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Sub-Adviser to present to the Board, at least annually, the Sub-Adviser’s Policies and a record of each proxy voted by the Sub-Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Sub-Adviser as involving a conflict of interest.

A copy of the Sub-Adviser’s policies and procedures used to determine how to vote proxies related to portfolio securities can be found in Appendix B.

The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 844-828-1919 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

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As of January 4, 2017 the following shareholders were considered to be either a control person or principal shareholder of the Fund.

Class A
Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
Brinckerhoff Trust c/o Ziegler Capital Management, LLC 70 West Madison Street, 24th Floor Chicago, Illinois 60602-4109	N/A	N/A	55.79%	Beneficial
Donald S. Glaser, Jennifer S. Landstein, Jill A Weisman Joint Tenants c/o Ziegler Capital Management, LLC 70 West Madison Street, 24th Floor Chicago, Illinois 60602-4109	N/A	N/A	25.64%	Beneficial
Thomas Cleary c/o Ziegler Capital Management, LLC 70 West Madison Street, 24th Floor Chicago, Illinois 60602-4109	N/A	N/A	12.49%	Beneficial

Class C
Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
Jacob M Studley and Marci J Studley Joint Tenants c/o Ziegler Capital Management, LLC 70 West Madison Street, 24th Floor Chicago, Illinois 60602-4109	N/A	N/A	40.34%	Beneficial
Chiu-Ying W Chien c/o Ziegler Capital Management, LLC 70 West Madison Street, 24th Floor Chicago, Illinois 60602-4109	N/A	N/A	25.94%	Beneficial
Lillian E Swiger c/o Ziegler Capital Management, LLC 70 West Madison Street, 24th Floor Chicago, Illinois 60602-4109	N/A	N/A	12.98%	Beneficial
Stifel Nicolaus Custodian for M Carol c/o Ziegler Capital Management, LLC 70 West Madison Street, 24th Floor Chicago, Illinois 60602-4109	N/A	N/A	7.85%	Beneficial
Meyer Trust c/o Ziegler Capital Management, LLC 70 West Madison Street, 24th Floor Chicago, Illinois 60602-4109	N/A	N/A	7.83%	Beneficial
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Institutional Class
Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
Capinco c/o US Bank NA PO Box 1787 Milwaukee, Wisconsin 53201-1787	N/A	N/A	56.91%	Record
National Financial Services LLC For exclusive benefit of our customers 499 Washington Blvd Jersey City, New Jersey 07310-2010	N/A	N/A	36.65%	Record

As of January 4, 2017, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of any class of the Fund.

THE FUND’S INVESTMENT ADVISER

Ziegler Capital Management, LLC, 70 West Madison Street, 24th Floor, Chicago, Illinois 60602-4109 acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Adviser is a Wisconsin limited liability company and a registered investment adviser. Stifel Financial Corporation is a control person of the Adviser. The name and principal occupation of the principal executive officers of the Adviser are listed below (the address of each is c/o Ziegler Capital Management, LLC, 70 West Madison Street, 24th Floor, Chicago, Illinois  60602):

Name and Office	Office
Scott A. Roberts* President and Chief Executive Officer	President and Chief Executive Officer of the Adviser
Paula M. Horn* Managing Director and Chief Investment Officer	Managing Director and Chief Investment Officer of the Adviser
Elizabeth A. Watkins* Senior Managing Director, Chief Compliance Officer	Senior Managing Director, Chief Compliance Officer of the Adviser
John K. Brinckerhoff, Sr.* Senior Managing Director, Sales	Senior Managing Director, Sales of the Adviser
Cynthia Perez* Chief Operating Officer	Chief Operating Officer of the Adviser
Renée M. Ansbro, Chief Financial Officer	Chief Financial Officer of the Adviser
Michael C. Chien*	Chief Legal Officer of the Adviser
*Control person of the Adviser

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In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and payable monthly, based on an annual rate equal to 0.65% of the Fund’s average daily net assets.

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

In addition to the management fees payable to the Adviser, the Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the Fund which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Though the Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense,  dividends on securities sold short, and extraordinary expenses) to the limits set forth in the Annual Fund Operating Expenses table of the Prospectus. Any such waivers made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to recoupment by the Adviser from the Fund, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to recoup only for management fee waivers and expense payments made in the previous three fiscal years. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.

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For the period April 1, 2016 through September 30, 2016 the Fund paid the following fees to the Adviser:

Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
$82,290	$0	$82,290

THE FUND’S INVESTMENT SUB-ADVISER

The Adviser has entered into the Sub-Advisory Agreement with Valcour Capital Management LLC, located at 201 Broad St, Stamford, Connecticut 06901 and the Adviser compensates the Sub-Adviser out of the advisory fees it receives from the Fund. The Sub-Adviser is an SEC-registered investment advisory firm formed in 2011.

The Sub-Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Adviser is responsible, subject to the oversight of the Adviser and the Board, for the purchase, retention and sale of securities in the Fund’s investment portfolio.

For sub advisory services provided to the Fund, the Investment Sub-Advisory Agreement provides that the Sub-Adviser receives a fee from the Adviser at an annual rate of 0% of the Fund’s average daily net assets up to $100 million, plus 0.20% of assets over $100 million.

PORTFOLIO MANAGERS

Scott Roberts, George Marshman, Joseph Schlim and John D’Angelo are the portfolio managers principally responsible for the day-to-day management of the Fund’s portfolio. The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of September 30, 2016.

Scott Roberts
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

George Marshman
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets (in millions)
Registered Investment Companies	1	$35	0	$0
Other Pooled Investments	4	$909	4	$909
Other Accounts	0	$0	0	$0

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Joseph Schlim
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets (in millions)
Registered Investment Companies	1	$35	0	$0
Other Pooled Investments	4	$909	4	$909
Other Accounts	1	$0	0	$0

John D’Angelo
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets (in millions)
Registered Investment Companies	1	$35	0	$0
Other Pooled Investments	4	$909	4	$909
Other Accounts	1	$0	0	$0

Material Conflicts of Interest. The portfolio managers of the Adviser and Sub-Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to a portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser, Sub-Adviser or one of its respective affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser and Sub-Adviser have developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of a portfolio manager to cross securities (pursuant to these policies, if the Adviser is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from the Adviser’s Chief Compliance Officer and (b) inform the customer of the capacity in which the Adviser is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).

Compensation. The portfolio managers are compensated in various forms. The portfolio managers’ salary is determined on an annual basis and is a fixed amount throughout the year. It is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolio. Additionally the portfolio managers’ receive a discretionary bonus that is based on the revenue of the products managed by the portfolio management team. There is no difference between the method used to determine the portfolio managers’ compensation with respect to the Ziegler Floating Rate Fund and other accounts.

Securities Owned in the Fund by the Portfolio Managers. As of September 30, 2016, no portfolio manager of the Fund beneficially owned any shares of the Fund.
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OTHER SERVICE PROVIDERS

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its fund administration and portfolio compliance services, USBFS receives from the Fund, a fee based on the Fund’s current average daily net assets of 0.08% on the first $250 million, 0.06% on the next $250 million and 0.05% on the remaining assets, with a minimum initial annual fee of $72,000. USBFS also is entitled to certain out-of-pocket expenses.

The Fund paid the following amount to USBFS pursuant to its Administration Agreement:

Fiscal period April 1, 2016 through September 30, 2016	$48,283

Pursuant to the Administration Agreement, USBFS will receive a portion of fees from the Fund as part of a bundled-fee agreement for services performed as Administrator and Fund Accountant and separately as the transfer agent (the "Transfer Agent") and dividend disbursing agent. Additionally, USBFS provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Fund and approved by the Board annually.

Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Transfer Agent, Custodian and the Fund’s Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm
BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.

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Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities will be executed on U.S. Exchanges.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
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GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers three share class – Class A shares, Class C shares and Institutional Class shares.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

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Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Class C and Institutional Class shares is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the purchase request includes the name of the Fund, the dollar amount of shares to be purchased, your account application or investment stub, and a check payable to the Fund). Class A shares are purchased at the offering price, which is the net asset value per share next determined after your order is received, plus a sales charge. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

Sales Charge Waivers and Reductions
Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:
•
sales to (1) current and retired Board Members, (2) current employees of Adviser and its subsidiaries, (3) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (4) a pension, profit-sharing or other benefit plan for the benefit of such persons;

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•
sales to any employees of Service Agents having dealer, service or other selling agreements with the Fund’s Distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

•	offers of Class A shares to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise;
•
purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Fund sold by the Adviser that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund as described in “Qualifying for a reduced Class A sales charge,” “Reinstatement Privileges” section of the Prospectus, provided the reinvestment is made within 60 calendar days of the redemption;

•
purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with Ziegler Capital Management, LLC; and

•
purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Advisory Fee Programs for Class A shares — Class A shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment advisor, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares, qualify for a waiver of the Class A initial sales charge and do not require a minimum initial investment.

Accumulation Privilege, Rights of Accumulation (“ROA”) — You may combine your new purchase of Class A shares with Class A shares you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.

Letter of Intent (“LOI”) — Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of the Fund managed by the Adviser over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:
Asset Level Goal
(1)	$100,000
(2)	$250,000
(3)	$500,000
(4)	$750,000
(5)	$1,000,000

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By signing an LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund’s Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.25% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the financial intermediary or the transfer agent at which you are making the purchase can be used toward fulfillment of the LOI.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. The reduced sales charge will only apply to new purchases made on or after that date.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to 4.25% of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

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Contingent Deferred Sales Charge Provisions
Contingent deferred sales charge shares are: (a) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge and (b) Class C shares. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge
The contingent deferred sales charge will be waived on: (a) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (b) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (c) involuntary redemptions;  (d) redemptions of shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise; (e) tax-free returns of an excess contribution to any retirement plan; and (f) certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of the Fund.

How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven calendar days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven calendar days, but only as authorized by SEC rules.
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The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase. Class A shares and Class C shares redemption proceeds are net of any CDSC fees.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

DETERMINATION OF SHARE PRICE

The NAV of the Fund is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
 The NAV will not be calculated on days when the NYSE is closed for trading.

NAV is calculated by adding the value of all securities and other assets attributable to the Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses).

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s Sub-Adviser with oversight by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Sub-Adviser considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

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Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.

The Fund’s securities, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

Debt securities and bank loans are valued in accordance with prices supplied by an approved pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

An option that is written or purchased by the Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Fund’s Adviser with oversight by the Trust’s Valuation Committee.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Sales Charges and Dealer Reallowance
Class A shares are charged a front-end sales charge of 4.25%, a contingent deferred sales charge (“CDSC”) of 1.00% (for purchases over $1,000,000) and a redemption fee of 1.00%. Class A shares are also charged a 0.25% Rule 12b-1 distribution and service fee.

Class C shares are charged a CDSC of 1.00%. Class C shares are also charged a 1.00% Rule 12b‑1 distribution and service fee.

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Institutional Class shares are not charged a front-end sales load, are not charged a CDSC and have no Rule 12b-1 distribution and service fee. The Institutional Class shares have a higher minimum initial investment than Class A shares and Class C shares.

DISTRIBUTIONS AND TAX INFORMATION

Distributions
Dividends from net investment income are generally made monthly. Also, the Fund typically distributes any net short-term capital gain and net capital gain (i.e., the  excess of the Fund’s net long-term capital gains over its short-term capital losses) realized by the Fund on an annual basis. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the amount and federal income tax status of all distributions.

Tax Information
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. The Fund has elected, and intends to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the total value of the Fund’s assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, including the equity securities of a “qualified publicly traded partnership” and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (the “Asset Test”).

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As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends-paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

To avoid a non-deductible excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year  at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by the Fund or shareholders. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.  The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a regulated investment company.

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a  taxable year the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

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Distributions to Shareholders. The Fund’s net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforwards of the Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.

Distributions of net investment income and net short-term capital gains may be taxable to shareholders as ordinary income. Distributions from the Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time Fund shares have been held.

In general, to the extent that the Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for noncorporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121‑day period that begins on the date that is 60 days before the date on which the shares become “ex‑dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying dividend-paying stocks. Distributions received by the Fund from another regulated investment company will be treated as qualified dividend income only to the extent so reported by such other regulated investment company. Because the Fund’s income is primarily derived from interest rather than dividends, it is generally not anticipated that the Fund would report a significant amount, if any, of its distributions as qualified dividend income to individual shareholders or as distributions eligible for the dividends-received deduction for corporate shareholders of the Fund.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

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Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

A dividend or other distribution by the Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.

There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy. The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, any loss realized upon a sale or other disposition of shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

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Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is first-in, first-out (“FIFO”) method. A shareholder may elect, on an account-by-account basis, to use a method other than FIFO by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the FIFO method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the Fund’s default method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a regulated investment company, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Foreign Withholding Taxes. The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

If the Fund acquires any equity interest in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

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Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.

Non-U.S. Investors. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain Capital Gain Dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local or foreign taxation.
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DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor, USBFS, and Custodian are all affiliated companies. The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

RULE 12b-1 DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan authorizes payments which are accrued daily and paid quarterly at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% of the Fund’s Class C shares.

Amounts paid under the 12b-1 Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Such fees are paid each year only to the extent of such costs and expenses of the Fund under the Plan actually incurred in that year. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of the Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

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The following table describes the allocation of Rule 12b-1 fees for Class A and Class C shares during the period April 1, 2016 through September 30, 2016.

Class A
Advertising	Printing /Mailing	Compensation to Distributor	Compensation to Dealers	Compensation to Sales Personnel	Interest, carrying, other financing	Total
$0	$0	$0	$108	$0	$0	$108

Class C
Advertising	Printing /Mailing	Compensation to Distributor	Compensation to Dealers	Compensation to Sales Personnel	Interest, carrying, other financing	Total
$0	$0	$0	$35	$0	$0	$35

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

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ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

FINANCIAL STATEMENTS

The Fund’s annual report to shareholders for the fiscal year ended September 30, 2016, is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

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Appendix A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

          Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

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Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

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Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

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Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

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“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.
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Appendix B

Proxy Voting Policy

Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 844-828-1919 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Valcour Capital Management LLC - Proxy Voting Procedures

Rule 206(4)-6 under the Advisers Act prohibits investment advisers from exercising proxy voting authority for client securities unless the investment adviser has:

1.          Adopted and implemented written policies and procedures that are reasonably designed to ensure that the investment adviser votes client securities in the best interest of its clients. These written policies and procedures must also include provisions on how the investment adviser addresses material conflicts that may arise between the investment adviser’s interests and those of its clients in relation to the manner in which proxies are voted;
2.          Disclosed to clients how they may obtain information from the investment adviser about how their securities were voted; and
3.          Described to clients its proxy voting policies and procedures and provides copies thereof upon request.

Due to the nature of the securities VCM invest in (i.e. senior secured loans and related instruments) VCM generally does not receive or vote proxies. However, in the event that VCM receives proxies, each proxy proposal received by the VCM will be thoroughly reviewed to ensure that such proxy is voted in the best interests of the Fund.

The VCM may occasionally be subject to material conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The VCM and/or its Supervised Persons may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships. If at any time, the VCM becomes aware of a material conflict of interest relating to a particular proxy proposal, VCM will handle the proposal by requiring the proposal to be reviewed by the Chief Compliance Officer, who will determine how to vote the proxy in a manner consistent with the Fund’s best interest.

The CCO is responsible for ensuring that we provide our investors with (i) a description of our proxy voting policies and procedures and how investors may, upon request, obtain a copy of our proxy voting policies and procedures; and (ii) instructions about how investors may obtain information from the Firm on how we voted with respect to their fund's securities. The CCO is responsible for responding to requests from investors regarding how we voted proxies. In addition, the CCO is responsible for ensuring that a summary of the Firm's proxy voting policies and procedures is available to investors upon request.

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The following books and records relating to proxy voting will be maintained onsite by VCM for a period of five years:

1.          A copy of all proxy voting policies and procedures in effect during the last five years.
2.          A copy of every proxy statement received regarding client securities during the last five years.
3.          A record of each vote cast by VCM Advisors on behalf of a client during the last five years.
4.          A copy of all written recommendations with conflict assessments for proxy votes cast during the last five years.
5.          A copy of each written client request for information on how VCM Advisors voted proxies on behalf of the client, and a copy of any written response by VCM Advisors to any (written or oral) client request for information on how VCM Advisors voted proxies on behalf of the requesting client.

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PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust dated August 28, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
	(2)	Certificate of Amendment to Certificate of Trust dated June 1, 2005 was previously filed with the Registration Statement on Form N-1A on June 24, 2005 and is incorporated herein by reference.
	(3)	Certificate of Amendment to Certificate of Trust dated December 1, 2011 was previously filed with the Registration Statement on Form N-1A on January 30, 2013 and is incorporated herein by reference.
	(4)	Certificate of Amendment to Certificate of Trust dated January 31, 2013 was previously filed with the Registration Statement on Form N-1A on November 26, 2014 and is incorporated herein by reference.
	(5)	Certificate of Amendment to Certificate of Trust dated January 13, 2014 was previously filed with the Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.
	(6)	Agreement and Declaration of Trust dated August 26, 2003 was previously filed with the Registration Statement on Form N-1A on August 29, 2003 and is incorporated herein by reference.
	(7)	Amendment to Agreement and Declaration of Trust dated August 19, 2015 was previously filed with the Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.
(b)	Amended and Restated Bylaws dated August 19, 2015 was previously filed with the Registration Statement on Form N-1A on September 29, 2015 and is incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated Bylaws.
(d)
Investment Advisory Agreement dated January 17, 2014 (Ziegler Strategic Income Fund) was previously filed with the Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.

(1)
Investment Advisory Agreement Amended Schedule A dated February 23, 2016 (Ziegler Floating Rate Fund) was previously filed with the Registration Statement on Form N-1A on March 28, 2016 and is incorporated herein by reference.

	(2)	Amended and restated Investment Sub-Advisory Agreement with Valcour Capital Management LLC dated January 10, 2017 (Ziegler Floating Rate Fund) – filed herewith.
(e)
Distribution Agreement dated January 1, 2014 (Ziegler Strategic Income Fund) was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.

(1)
Second Amendment to Distribution Agreement and Amended Exhibit A dated February 4, 2016 (Ziegler Floating Rate Fund) was previously filed with the Registration Statement on Form N-1A on March 28, 2016 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – not applicable.
(g)	Custody Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.

(1)
Amendment to Custody Agreement and Amended Exhibit D (Ziegler Floating Rate Fund) was previously filed with the Registration Statement on Form N-1A on March 28, 2016 and is incorporated herein by reference.

(h)	Other Material Contracts
(1) Fund Administration Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Amendment to Fund Administration Agreement and Amended Exhibit B dated February 23, 2016 (Ziegler Floating Rate Fund) was previously filed with the Registration Statement on Form N‑1A on March 28, 2016 and is incorporated herein by reference.

(2) Fund Accounting Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Amendment to Fund Accounting Servicing Agreement and Amended Exhibit A dated February 23, 2016 (Ziegler Floating Rate Fund) was previously filed with the Registration Statement on Form N-1A on March 28, 2016 and is incorporated herein by reference.

(3) Transfer Agent Servicing Agreement dated January 1, 2014 was previously filed with the Trust’s Registration Statement on Form N-1A on January 14, 2014 and is incorporated herein by reference.
(i)
Amendment to Transfer Agent Servicing Agreement and Amended Exhibit B dated February 23, 2016 (Ziegler Floating Rate Fund) was previously filed with the Registration Statement on Form N-1A on March 28, 2016 and is incorporated herein by reference.

(4) Shareholder Servicing Plan was previously filed with the Registration Statement on Form N-1A on January 30, 2013.
(5)
Operating Expenses Limitation Agreement dated January 31, 2014 (Ziegler Strategic Income Fund) was previously filed with the Trust’s Registration Statement on Form N-1A on January 29, 2014 and is incorporated herein by reference.

(i)
Amended Schedule A to Operating Expenses Limitation Agreement dated February 23, 2016 (Ziegler Floating Rate Fund) was previously filed with the Registration Statement on Form N‑1A on March 28, 2016 and is incorporated herein by reference.

(6)
Power of Attorney for Ian Martin, John Chrystal, Albert J. DiUlio, S.J, David S. Krause, and Harry E. Resis, dated November 8, 2016 was previously filed with the Trust’s Registration Statement on Form N-1A on December 14, 2016 and is incorporated herein by reference.

(i)	Legal Opinion dated March 28, 2016 (Ziegler Floating Rate Fund) was previously filed with the Registration Statement on Form N‑1A on March 28, 2016 and is incorporated herein by reference.
(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)	Omitted Financial Statements – not applicable.
(l)	Form of Subscription Agreement was previously filed with the Trust’s Registration Statement on August 29, 2003 and is incorporated herein by reference.
(m)	Rule 12b-1 Plan dated November 14, 2011 (Ziegler Strategic Income Fund) was previously filed with the Registration Statement on Form N-1A on November 29, 2012 and is incorporated herein by reference.
(1) Rule 12b-1 Plan Revised Schedule A (Ziegler Floating Rate Fund) was previously filed with the Registration Statement on Form N‑1A on March 28, 2016 and is incorporated herein by reference.

(n)	Rule 18f-3 Plan was previously filed with the Registration Statement on Form N-1A on January 27, 2016 and is hereby incorporated by reference.
	(1)	Rule 18f-3 Schedule A was previously filed with the Registration Statement on Form N‑1A on March 28, 2016 and is incorporated herein by reference.
(o)	Reserved.
(p)	(1)	Code of Ethics for the Registrant was previously filed with the Trust’s Registration Statement on Form N-1A on December 2, 2004 and is incorporated herein by reference.
	(2)	Code of Ethics for Ziegler Capital Management, LLC was previously filed with the Trust’s Registration Statement on Form N-1A on November 26, 2014 and is incorporated herein by reference.
(i)
Amended Code of Ethics for Ziegler Capital Management, LLC dated January 15, 2016 was previously filed with the Registration Statement on Form N‑1A on March 28, 2016 and is incorporated herein by reference.

(ii) Code of Ethics for Valcour Capital Management LLC was previously filed with the Registration Statement on Form N‑1A on March 28, 2016 and is incorporated herein by reference.
	(3)	Code of Ethics for Access Persons of Quasar Distributors, LLC was previously filed with the Trust’s Registration Statement on Form N-1A on March 28, 2014 and is incorporated herein by reference.
_______________

Item 29.	Persons Controlled by or under Common Control with Registrant

As of the date of this Registration Statement, the Registrant, through the Infinity Q Diversified Alpha Fund and Fulcrum Diversified Absolute Return Fund, owned 100% of the Infinity Q Commodity Fund, Ltd. and Fulcrum Diversified Absolute Return Cayman Fund Ltd., respectively.  Each of the Infinity Q Commodity Fund, Ltd. and Fulcrum Diversified Absolute Return Cayman Fund Ltd. is an exempted company organized under Cayman Islands law.

Item 30.	Indemnification

   Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.  With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

Item 31.	Business and Other Connections of Investment Adviser

With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-64334), dated September 20, 2016.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriters

 (a)     Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:
Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Kirr Marbach Partners Funds, Inc.
Aegis Funds	LKCM Funds
Allied Asset Advisors Funds	LoCorr Investment Trust
Alpha Architect ETF Trust	Lord Asset Management Trust
Alpine Equity Trust	MainGate Trust
Alpine Income Trust	Managed Portfolio Series
Alpine Series Trust	Manager Directed Portfolios
Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.
Appleton Funds	Merger Fund
Barrett Opportunity Fund, Inc.	Monetta Trust
Bridge Builder Trust	Nicholas Family of Funds, Inc.
Bridges Investment Fund, Inc.	Oaktree Funds
Brookfield Investment Funds	Permanent Portfolio Family of Funds, Inc.
Brown Advisory Funds	Perritt Funds, Inc.
Buffalo Funds	PRIMECAP Odyssey Funds
CG Funds Trust	Professionally Managed Portfolios
Compass EMP Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Rainier Investment Management Mutual Funds
Evermore Funds Trust	RBC Funds Trust
FactorShares Trust	Series Portfolio Trust
First American Funds, Inc.	Stone Ridge Trust
FundX Investment Trust	Stone Ridge Trust II
Glenmede Fund, Inc.	Stone Ridge Trust III
Glenmede Portfolios	Thompson IM Funds, Inc.
GoodHaven Funds Trust	Trust for Professional Managers
Greenspring Fund, Inc.	Trust for Advised Portfolios
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	Wall Street EWM Funds Trust
Hennessy Funds Trust	Westchester Capital Funds
Horizon Funds	Wisconsin Capital Funds, Inc.
Hotchkis & Wiley Funds	YCG Funds
Intrepid Capital Management Funds Trust
IronBridge Funds, Inc.
Jacob Funds, Inc.

(b)     To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)     Not applicable.

Item 33.	Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Ziegler Capital Management, LLC 70 West Madison Street, Suite 2400 Chicago, IL 60602
Registrant’s Investment Sub-Adviser	Valcour Capital Management LLC 201 Broad Street Stamford, CT 06901
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee, WI 53202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that this Post‑Effective Amendment No. 101 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) and has duly caused this Post-Effective Amendment No. 101 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 27th day of January, 2017.

Trust for Advised Portfolios

     By: /s/ Christopher E. Kashmerick
     Christopher E. Kashmerick
     President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 101 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

John Chrystal*	Trustee	January 27, 2017
John Chrystal

Albert J. DiUlio, S.J.*	Trustee	January 27, 2017
Albert J. DiUlio, S.J.

David S. Krause*	Trustee	January 27, 2017
David S. Krause

Harry E. Resis*	Trustee	January 27, 2017
Harry E. Resis

Ian Martin*	Trustee	January 27, 2017
Ian Martin

/s/ Christopher E. Kashmerick	President and Principal Executive Officer	January 27, 2017
Christopher E. Kashmerick

/s/ Russell B. Simon	Treasurer and Principal Financial Officer	January 27, 2017
Russell B. Simon

*By: /s/ Christopher E. Kashmerick		January 27, 2017
Christopher E. Kashmerick Attorney-In Fact pursuant to Power of Attorney

Index of Exhibits

Exhibit	Exhibit No.
Amended and restated Investment Sub-Advisory Agreement with Valcour Capital Management LLC	(d)(2)
Consent of Independent Registered Public Accounting Firm	(j)